UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
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Dropbox, Inc.
(Name of Registrant as Specified In Its Charter)
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DROPBOX, INC. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 23, 2019. DROPBOX, INC. 333 BRANNAN STREET SAN FRANCISCO, CA 94107 See the reverse side of this notice to obtain proxy materials and voting instructions. E54742-P16392 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: Annual Meeting For holders as of: March 25, 2019 Date: May 23, 2019 Time: 9:30 AM PDT Location: 333 Brannan Street San Francisco, CA 94107 In addition to the meeting in San Francisco, CA, we will be hosting the meeting live via the Internet-please visit www.virtualshareholdermeeting.com/DBX2019

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT 10-K WRAP How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 9, 2019 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods E54743-P16392 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet:  Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.  During The Meeting: Go to www.virtualshareholdermeeting.com/DBX2019. Have the information that is printed in the boxmarked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

Voting Items 1. The election of eight directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified; Nominees: The Board of Directors recommends you vote FOR each of the following nominees: 01) Andrew W. Houston 02) Arash Ferdowsi 03) Donald W. Blair 04) Paul E. Jacobs 05) Robert J. Mylod, Jr. 06) Condoleezza Rice 07) R. Bryan Schreier 08) Margaret C. Whitman 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019; 3. To approve, on an advisory basis, the compensation of our named executive officers; 4. To approve, on an advisory basis, the frequency of future stockholder advisory votes on the compensation of our named executive officers. NOTE: The proxy holders will vote in their discretion on any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. The Board of Directors recommends you vote FOR proposals 2 and 3. The Board of Directors recommends you vote 1 YEAR on the following proposal: E54744-P16392

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